CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.46

Certain identified information has been omitted from this document because (i) it is not material the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy, and has been marked with “[***]” to in indicate where omissions have been made.

CHANGE ORDER NO. 01

UNDER THE PURCHASE ORDER CONTRACT

FOR THE SALE OF LIQUEFACTION TRAIN SYSTEM

August 8, 2024

Reference is made to the Purchase Order Contract for the Sale of Liquefaction Train System, dated as of April 7, 2023 (as amended, the “Agreement”), by and between Venture Global CP2 LNG, LLC, a Delaware limited liability company (“Buyer”) and Baker Hughes Energy Services LLC, a Delaware limited liability company (“Seller”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, including any adjustment to the Contract Price and/or the Project Schedule set forth herein, as applicable, has been agreed upon by the Parties in accordance with Clause 24 of Appendix A (General Terms & Conditions) of the Agreement, and is considered an amendment to the Agreement. Except to the extent as may be specifically described in this Change Order, the changes set forth herein do not relieve Seller of any of its responsibilities described in the Agreement.

Once this Change Order is executed by both Parties, and except to the extent set forth herein, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Seller fully for all such effects.

TERMS AND CONDITIONS:

Buyer and Seller further agree to the following changes to the Agreement:

1.	The defined term “Delivery Date” in Clause 1.1 of Appendix A (General Terms & Conditions) of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

““Delivery Date” means, for each Liquefaction Train or Deliverable, the date on which such Liquefaction Train or Deliverable, as applicable, is required to be delivered by Seller to Buyer (pursuant to the Incoterms of the Agreement) in accordance with the Agreement, as further described in the Project Schedule.”

2.	Clause 6.4 (a) of Appendix A (General Terms & Conditions) of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

“6.4 (a) Each Liquefaction Train and certain Deliverables have a Delivery Date. If Seller fails to deliver a Liquefaction Train or such Deliverable by its associated Delivery Date, as the Delivery Date may be extended according to a Change Order, Seller shall be obligated to pay to Buyer liquidated damages (the “Delivery Delay Liquidated Damages”) for delay in achieving the Delivery Date as from the first Day following the scheduled Delivery Date until the Day on which delivery of (i) that specific Liquefaction Train to the Delivery Point actually occurs, provided that Seller shall not be obligated to pay Delivery Delay Liquidated Damages for any Day (or part thereof) beyond [***] that is required for a Liquefaction Train to clear customs in the Country for reasons that are not attributable to Seller’s or its Subcontractors’ acts or omissions or (ii) that specific Deliverable to Buyer actually occurs.”

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

3.	Clause 6.4 (c) of Appendix A (General Terms & Conditions) of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

“6.4 (c) For each Liquefaction Train, the liquidated damages payable by Seller to Buyer for each Day of delay in delivery of the specific Liquefaction Train (in its entirety) to the Delivery Point beyond the Delivery Date is (i) in respect of the first [***] Liquefaction Trains to be delivered, an amount equal to: (1) for each of the first [***] Days of delay, the amount in Dollars set forth opposite such Day on Appendix L (Liquidated Damage Amounts); and (2) thereafter, [***] per Day for each day of such delay for the next [***] days; (ii) in respect of the subsequent [***] Liquefaction Trains, an amount equal to: (1) for each of the first [***] Days of delay, the amount in Dollars set forth opposite such Day on Appendix L (Liquidated Damage Amounts); and (2) thereafter, [***] per Day for each day of such delay for the next [***] days.”

4.	Clause 6.4 (d) of Appendix A (General Terms & Conditions) of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

“6.4 (d) The aggregate amount of Delivery Delay Liquidated Damages payable by Seller to Buyer for (i) each Liquefaction Train shall not exceed the applicable Delivery Delay Liquidated Damages Cap, and (ii) all Liquefaction Trains shall not exceed the Aggregate Delivery Delay Liquidated Damages Cap. Liquidated Damages payable by Seller to Buyer shall not exceed the Liquidated Damages Cap. Once Seller has accrued Delivery Delay Liquidated Damages in an amount equal to the Delivery Delay Liquidated Damages Cap or Aggregate Delivery Delay Liquidated Damages Cap, as applicable, Buyer shall be entitled to exercise the rights provided in Clause 6.5.”

5.	The first paragraph of Clause 6.7 of Appendix A (General Terms & Conditions) of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

“If Seller delivers a Liquefaction Train (including for the avoidance of doubt, its associated Cold Box and E-House) to Buyer at the Delivery Point on or before the applicable bonus date set forth in Annex C-1 of Appendix C (Scope of Supply & Project Schedule) (each, a “Bonus Date”) for such Liquefaction Train, then Buyer shall pay to Seller the applicable bonus amount set forth in Annex C-1 of Appendix C (Scope of Supply & Project Schedule) for each such Liquefaction Train; provided that each of such bonus amounts shall upon payment by Buyer be treated as an increase to the Contract Price for the purposes of the Agreement. If Seller delivers a Liquefaction Train (including for the avoidance of doubt, its associated Cold Box and E-House) before the applicable Delivery Date but after the applicable Bonus Date, the amount payable to Seller in respect of such Liquefaction Train shall be reduced by an amount equal to the applicable amount set forth Annex C-1 of

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Appendix C (Scope of Supply & Project Schedule) (in each case, the “Degradation Factor”) multiplied by the number of days from the Bonus Date to the later of the actual date of delivery of such Liquefaction Train to the Delivery Point. If any of the Liquefaction Trains (including for the avoidance of doubt, the associated Cold Boxes or the associated E-Houses) is not delivered to the Delivery Point in its entirety on or before the applicable Delivery Date, then no bonus amount shall be earned or due.”

6.	Clause 25.3 of Appendix A (General Terms & Conditions) of the Agreement is hereby amended as follows:

a.	Clause 25.3(a)(i) of Appendix A to the Agreement is hereby amended by deleting the reference therein to “[***]” in its entirety and inserting “[***]” in its place.

b.	Clause 25.3(a)(ii) of Appendix A to the Agreement is hereby amended by deleting the reference therein to “[***]” in its entirety and insertin “[***]” in its place

c.

Clause 25.3(b)(i) of Appendix A to the Agreement is hereby amended by (i) deleting the reference therein to “[***]” in its entirety and inserting “[***]” in its place, and (ii) deleting the reference therein to “[***]” in its entirety and inserting “[***]” in its place.

d.	Clause 25.3(b)(ii) of Appendix A to the Agreement is hereby amended by deleting the reference therein to “[***]” in its entirety and inserting “[***]” in its place.

SCOPE:

This Change Order modifies Appendix C (Scope of Supply & Project Schedule) as set forth below:

1.

Section 1.2 (Description of the Liquefaction Train sub-systems) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following bullet point after the last bullet point in the sub-section entitled “Cold Box Equipment”:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

2.

Section 1.3 (Electrical System Scope) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet point immediately after the last bullet point of the section:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Seller shall modify the existing control architecture to incorporate the integration as follows:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

3.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet point immediately after the last bullet point of the subsection “Others”:

[***]

4.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet point immediately after the last bullet point of the subsection “Others”:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

5.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting a new bullet point immediately after the last sentence in the subsection titled “Instrumentation & Control”:

[***]

6.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting a new bullet point immediately after the last sentence in the subsection titled, “Structures and accessories”:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

7.

Section 1.10 (Equipment and Components Preservation) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following immediately after the last paragraph:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

8.

Section 1.2.2 (Mixed Refrigerant) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet points immediately after the last bullet point in the subsection entitled, “Lube Oil System”:

[***]

9.

Section 1.2.2 (Mixed Refrigerant) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting a new bullet point immediately after the last bullet point in the subsection entitled, “Air-Cooled Heat Exchangers (mounted on Modules)”:

[***]

10.

Section 1.2.2 (Mixed Refrigerant) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet points immediately after the last sentence of the section:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

11.	Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following bullet points immediately after the last paragraph:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

12.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting a new bullet point immediately after the last sentence in the subsection entitled, “Others”:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

13.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting a new bullet point immediately after the last sentence in the subsection entitled, “Utilities”:

[***]

SOK0886968 Rev. 4.”

In accordance with Article 24 of the Agreement, Buyer and Seller have agreed to an adjustment to the Contract Price (on a lump sum basis) relating to the utility stations modifications.

14.	LM2500 and PGT25+ DLE Credit

Buyer and Seller have agreed to a reduction to the Contract Price (on a lump sum basis) in the amount of [***] in full, final and complete satisfaction of the purchase by Buyer or its Affiliates of certain compression station equipment consisting of [***] and [***].

15.	Foreign Exchange True-Up

In accordance with Part 2 of Appendix M (Contract Price Adjustments) to the Agreement, Buyer and Seller agree to an adjustment to the Contract Price (on a lump sum basis) relating to the date of issuance ofLNTP in full, final and complete satisfaction of Clause 7.1(B) of the Appendix A to the Agreement.

16.

Payment Schedule; Aggregate Payment Milestone Caps; Maximum Termination Fee Attached as Exhibit A to this Change Order is a revised version of Appendix B (Pricing; Payment Terms & Cancellation Schedule), which supersedes and replaces the existing Appendix B (Pricing; Payment Terms & Cancellation Schedule) in its entirety.

PROJECT SCHEDULE:

This Change Order modifies Annex C-1 (LTS Project Schedule) of Appendix C (Scope of Supply & Project Schedule) to the Agreement. Attached as Exhibit B to this Change Order is a revised version of Annex C-1 (LTS Project Schedule) of Appendix C (Scope of Supply & Project Schedule) to the Agreement, which supersedes and replaces the existing Annex C-1 (LTS Project Schedule) of Appendix C (Scope of Supply & Project Schedule) to the Agreement.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

This Change Order shall have no impact on the Project Schedule or the Milestone dates, except as set forth in Exhibit B of this Change Order.

COST DETAILS

Attached hereto as Exhibit C to this Change Order contains the Seller’s cost details for the scope of supply modifications set forth herein for information purposes only.

CONTRACT PRICE:
The original Contract Price was:	$	[***]
The net adjustment to the Contract Price by previously executed Change Orders is:	$	[***]
The Contract Price prior to this Change Order was:	$	[***]
The Contract Price shall be increased by this Change Order in the amount (the “Change Order Price”) of:	$	[***]
(comprised of: (1) a fixed lump sum amount of $[***], with respect to the changes set forth in Scope item 1 above (PCO#ll1B Rev 00 and PCO#115 Rev 01), (2) a fixed lump sum amount of $[***], with respect to the change set forth in Scope item 2 above (PCO#87 Rev 00, PCO#100 Rev 01, PCO#102 Rev 01, PCO#104 Rev 00 and PCO#114 Rev 00); (3) a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 3 above (PCO#81 Rev 01); (4) a fixed lump sum amount of $[***] with respect to the changes set forth in Scope item 4 above (PCO#110 Rev 00) and PCO#111 Rev 00); (5) a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 5 above (PCO#82 Rev 03); (6) a fixed lump sum in the amount of $[***] with respect to the change set forth in Scope item 6 above (PCO#91 Rev 01); (7) a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 7 above (PCOs #88 Rev. 00); (8) a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 8 above (PCO #64 Rev 00); (9) a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 9 above (PCO#83 Rev 01); (10) a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 10 above (PCO#78 Rev 03); (11) a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 11 above (PCO#89 Rev 00); (12) a fixed lump sum amount of $[***] with respect to the changes set forth in Scope item 12 above (PCO#67 Rev 02, PCO#68 Rev 02, PCO#90 Rev 00, PCO#92 Rev 00, PCO#94 Rev 00,

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

PCO#112 Rev 00 and PCO#108 Rev 00); (13) a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 13 above (PCO#75 Rev 01); (14) less a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 14 above; and (15) a fixed lump sum amount of $[***] with respect to the change set forth in Scope item 15 above).

The adjusted Contract Price, including this Change Order, shall be:	$	[***]
The original fixed fee for transportation was:	$	[***]
The net adjustment to the fixed fee by previously executed Change Orders is:	$	[***]
The fixed fee prior to this Change Order was:	$	[***]
The fixed fee shall be increased by this Change Order in the amount of:	$	[***]
The adjusted fixed fee for transportation, including this Change Order, shall be:	$	[***]
The original not to exceed amount for Transportation Costs was:	$	[***]
The net adjustment to the not to exceed amount for Transportation Costs by previously executed Change Orders is:	$	[***]
The adjusted not to exceed amount for Transportation Costs prior to this change order was:	$	[***]
The not to exceed amount for Transportation Costs shall be increased by this Change Order in the amount of:	$	[***]
The adjusted not to exceed amount for Transportation Costs, including this Change Order, shall be:	$	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Seller waives any and all rights to claim any payment or any relief for time for the performance of its obligations for the performance of the scope of the changes that are set forth under this Change Order. This Change Order constitutes compensation in full for Seller for all costs and expenses directly or indirectly attributable to the changes set forth herein, for all delays related thereto, and for performance of the changes within the time stated. Notwithstanding, such adjusted Contract Price does not include any Buyer Taxes which will be added to such Contract Price in accordance with and subject to the terms of the Agreement.

All other terms and conditions of the Agreement remain in effect unless specifically modified herein.

[Signature Page Follows.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Agreed pursuant to the Agreement by: Baker Hughes Energy Services LLC		Venture Global CP2 LNG, LLC

By:	[***]	By:	[***]
Name: [***]		Name: [***]
Title: [***]		Title: [***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Exhibit A

APPENDIX B

PRICING, PAYMENT TERMS & CANCELLATION SCHEDULE

Seller shall not issue more than one (1) invoice (or, following the assignment of the Agreement to the EPC Contractor, two (2) invoices) in any calendar month during the term of the Agreement.

Seller shall not be entitled to invoice for a Payment Milestone until such Payment Milestone has been completed, such invoice shall include reasonable documentation of such completion of the Payment Milestone, including the documentation identified in the Payment Milestone Notes below and as may be further defined between Buyer and Seller during the kickoff meeting. Invoices shall include an affidavit setting forth the amounts paid by Seller to any “Major Subcontractors” under the Agreement in a form reasonably acceptable to Buyer and the Lenders.

In addition to the amounts shown in the Payment Milestone in Section I.B., below, Seller shall be permitted to invoice Buyer for the fixed fee of [***] as provided in Clause 7.1 of Appendix A of the Agreement in equal monthly installments in the amount of [***] during the first [***] of the Payment Schedule following the issuance of FNTP and [***] during the [***] of the payment schedule following the issuance of FNTP.

The Transportation Costs as defined in Clause 7.1 of Appendix A shall not be included in the Aggregate Payment Milestone Cap. Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice for the Transportation Fixed Fee and the Transportation Costs.

Transportation Costs shall be documented by Seller providing to Buyer unredacted copies of purchase orders and other available documentation. Copies of invoices shall be provided as part of the monthly invoice for individual purchase orders or Transportation Costs with a value in excess of [***]. In all other cases, Facility-specific ERP system reports in Excel format will be submitted with the applicable monthly invoice. Transportation Costs shall be certified by the Project Director as part of the applicable monthly invoice.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to any Cameron Parish sales and use taxes that constitute Buyer Taxes. Any such Cameron Parish sales and use taxes shall be documented by Seller providing the list, value, and delivery date of the delivered equipment.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to the Spare Parts. Spare Parts shall be documented by the Seller providing the list of the delivered spare parts and/or other available documentation to the Seller.

Buyer shall have the right to audit all documentation pertaining to Transportation Costs and taxes on reasonable prior notice to Seller and during normal business hours in order to confirm the accuracy and completeness thereof.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

I.	Payment Milestones:

A.	Payment Milestones after Buyer’s issuance of Pre-LNTP and/or LNTP shall be as indicated in the table below.

Type	Milestone No	Payment Milestone Description	Amount (USD)
[***]	1	[***]	$[***]
[***]	L1	[***]	$[***]
[***]	2	[***]	$[***]
[***]	3	[***]	$[***]
[***]	4	[***]	$[***]
[***]	5	[***]	$[***]
[***]	6	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

B.

Payment Milestones after Buyer’s issuance of FNTP shall be as indicated in the table below. The “Fixed” Payment Milestones (as indicated below) are one-time events. The “By Train” Payment Milestones (as indicated below) shall occur for each Liquefaction Train.

Type	Milestone No	Milestone Description	Amount (USD)
[***]	1	[***]	$[***]
[***]	L1	[***]	$[***]
[***]	2	[***]	$[***]
[***]	3	[***]	$[***]
[***]	4	[***]	$[***]
[***]	5	[***]	$[***]
[***]	6	[***]	$[***]
[***]	7	[***]	$[***]
[***]	8	[***]	$[***]
[***]	9	[***]	$[***]
[***]	10	[***]	$[***]
[***]	11	[***]	$[***]
[***]	12	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

[***]	13	[***]	$[***]
[***l	14	[***]	$[***]
[***]	15	[***]	$[***]
[***1	16	[***]	$[***]
[***]	17	[***]	$[***]
[***]	18	[***]	$[***]
[***]	19	[***]	$[***]
[***l	20	[***]	$[***]
[***]	21	[***]	$[***]
[***1	22	[***]	$[***]
[***]	23	[***]	$[***]
[***]	24	[***]	$[***]
[***]	25	[***]	$[***]
[***]	26	[***]	$[***]
[***]	27	[***]	$[***]
[***l	28	[***]	$[***]
[***]	29	[***]	$[***]
[***]	30	[***]	$[***]
[***]	31	[***]	$[***]
[***]	32	[***]	$[***]
[***]	33	[***]	$[***]
[***]	34	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Payment Milestone Notes
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]
7	[***]
8	[***]
9	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Payment Milestone Notes
10	[***]
11	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Payment Milestone Notes
12	[***]
13	[***]
14	[***].

II.	Aggregate Payment Milestone Cap:

The aggregate amount of all Payment Milestones invoiced by Seller as of each month, including all invoices submitted to Buyer in prior months, shall not exceed the amount of the Aggregate Payment Milestone Cap shown in tables below for such month.

A.	[***]

Month after Issuance of Pre-LNTP or LNTP	Aggregate Payment Milestone Cap (by month)
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

B.	[***]

Month after Issuance of Pre-LNTP or LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month) after CO#1
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Month after Issuance of Pre-LNTP or LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month) after CO#l
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

III.	Termination Fee:

In the event of termination for convenience by Buyer pursuant to Clause 29.1 of Appendix A or a termination by Buyer or Seller, as applicable, if there is no mutual agreement on extending the time for issuance of FNTP pursuant to Clause 6.6 of Appendix A, then the Termination Fee, if any, payable by Buyer shall be determined as follows:

[***]

where:

[***]

Months after issuance of Pre-LNTP, LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee after CO#l
[***]	$[***]
[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Months after issuance of Pre-LNTP, LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee after CO#l
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

4.

If LNTP is issued and FNTP is subsequently issued prior to the termination of the Agreement, the Maximum Termination Fee shall be as follows; provided, however, that if (a) no LNTP is issued but the FNTP is issued or (b) FNTP is issued less than [***] days after the issuance of LNTP, in either case, the Maximum Termination Fee set forth in the first [***] months in the table below shall be increased by [***].

Months after issuance of Pre-LNTP, LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee after CO#l
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Months after issuance of Pre-LNTP, LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee after CO#l
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Exhibit B

Annex C-1

LTS Project Schedule

[Omitted]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution Version

Exhibit C

Cost Details

[Omitted]